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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement 333-41130 of Lone Star Technologies, Inc. on Form S-3, and Registration Statement Nos. 33-64805, 333-38458, 333-46310 and 333-46312 on Form S-8, of our report dated January 17, 2002 appearing in this Annual Report on Form 10-K/A of Lone Star Technologies, Inc. for the year ended December 31, 2002.

BDO-Hernández Marrón y Cía., S.C.
Veracruz, Veracruz, Mexico
April 17, 2003

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT